Intangible Assets, Net - Schedule of Intangible Assets (Detail) - Wells unassigned to a reserve: - MXN ($) $ in Thousands	9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Wells unassigned to a reserve:
Balance at the beginning of the year	$ 18,940,360	$ 28,388,655
Additions to construction in progress	24,708,576	27,700,872
Transfers against expenses	(13,340,903)	(19,053,508)
Transfers against fixed assets	(6,701,403)	(12,426,889)
Balance at the end of the period	$ 23,606,631	$ 24,609,130